EXHIBIT 99.2

Unaudited Combined Pro Forma Financial Statements

The following unaudited pro forma combined financial statements have been included to show the pro forma effect of the Asset Sale and Special Distribution, as described elsewhere in this Current Report on Form 8-K, and have been prepared in accordance with Article 11 of Regulation S-X by applying pro forma adjustments to our historical combined financial information. The unaudited pro forma combined balance sheet gives effect to the transaction as if it had occurred on September 30, 2019. The unaudited pro forma combined statements of operations give effect to the transaction as if it had occurred on January 1, 2016. All significant pro forma adjustments and underlying assumptions are described in the notes to the unaudited pro forma combined financial statements.

The following unaudited pro forma combined financial statements give effect to the following:

•                  The sale of substantially all of our assets (excluding our interests in the BTC Partnerships) to Prologis pursuant to the Asset Sale;

•                  Receipt of the consideration from Prologis in connection with the Asset Sale and payment of various related expenses, including the distribution to our sponsor in respect of its special partnership units in the Operating Partnership and the asset management fee to be paid to our external advisor pursuant to the advisory agreement with our external advisor; and

•                  Payment to our stockholders of the Special Distribution consisting of the net Asset Sale consideration, after the expenses described above.

The unaudited pro forma combined financial statements do not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transactions described above.  The pro forma adjustments are based on currently available information and assumptions we believe are reasonable, factually supportable, directly attributable to the Asset Sale and Special Distribution, and for purposes of the statements of operations, are expected to have a continuing impact on our business. Our unaudited pro forma combined financial statements and explanatory notes present how our financial statements may have appeared had we completed the above transactions as of the dates noted above.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or financial results that would have actually been reported had the transactions occurred on January 1, 2016 or September 30, 2019, as applicable, nor are they indicative of our future financial position or financial results. The differences that may occur between the preliminary estimates and the final accounting could have a material impact on the unaudited pro forma combined financial statements, including the impact on pro forma amortization of intangible assets and depreciation of property, plant and equipment. Additionally, the unaudited pro forma combined statements of operations for the three most recent fiscal years and subsequent interim period are presented as the Asset Sale is a significant disposition that has not yet been reflected in our historical financial statements as discontinued operations.

The unaudited pro forma combined financial statements do not indicate results expected for any future period. The unaudited pro forma combined financial statements should be read in conjunction with our historical consolidated financial statements and related notes thereto included in our Quarterly Report on Form 10-Q filed with the Commission on November 12, 2019 and our Annual Report on Form 10-K filed with the Commission on March 6, 2019.

INDUSTRIAL PROPERTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Dispositions (2)	Pro Forma Adjustments		Consolidated Pro Forma
ASSETS
Net investment in real estate properties	$2,602,043	$(2,602,043)	$—		$—
Investment in unconsolidated joint venture partnerships	121,552	—	—		121,552
Cash and cash equivalents	6,024	3,990,000	(3,939,024	)(3)	57,000
Straight-line and tenant receivables, net	32,526	(32,526)	—		—
Due from affiliates	28	(28)	—		—
Other assets	15,137	(14,426)	—		711
Total assets	$2,777,310	$1,340,977	$(3,939,024)		$179,263
LIABILITIES AND EQUITY
Liabilities
Accounts payable and accrued liabilities	$32,362	$(32,362)	$2,000	(4)	$2,000
Debt, net	1,546,229	(1,603,229)	57,000	(5)	—
Due to affiliates	390	(390)	1,500	(6)	1,500
Distributions payable	23,941	—	(23,941)		—
Distribution fees payable to affiliates	12,259	—	(12,259)		—
Other liabilities	38,651	(38,651)	—		—
Total liabilities	1,653,832	(1,674,632)	24,300		3,500
Equity
Stockholders’ equity:
Preferred stock, $0.01 par value	—	—	—		—
Class A common stock, $0.01 par value per share	1,060	—	720	(7)	1,780
Class T common stock, $0.01 par value per share	720	—	(720	)(7)	—
Additional paid-in capital	1,607,537	2,886,444	(3,963,324)		530,657
Accumulated deficit	(488,920)	132,245	—		(356,675)
Accumulated other comprehensive income	3,080	(3,080)	—		—
Total stockholders’ equity	1,123,477	3,015,609	(3,963,324)		175,762
Noncontrolling interests	1	—	—		1
Total equity	1,123,478	3,015,609	(3,963,324)		175,763
Total liabilities and equity	$2,777,310	$1,340,977	$(3,939,024)		$179,263

(1)                   Reflects the Company’s historical condensed consolidated balance sheet as of September 30, 2019. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 12, 2019.

(2)                   Represents the pro forma adjustments to reflect the disposition of all of our wholly-owned properties pursuant to the Asset Sale and subsequent payment of the Special Distribution to the Company’s stockholders, as if such transactions had occurred on September 30, 2019. This includes the elimination of the related assets and liabilities. Upon closing of the Asset Sale, the Company will pay off its outstanding indebtedness not assumed by Prologis or its affiliates.

(3)                   Represents the payment of various expenses, including the distribution to our sponsor in respect to its special partnership units in the Operating Partnership and the asset management fee to be paid to our external advisor pursuant to the advisory agreement with our external advisor, and payment to our stockholders of the Special Distribution consisting of the net Asset Sale consideration, after the various expenses previously described.

(4)                   Amount represents estimated one-time transitional costs that are expected to be incurred as a result of completing the sale subsequent to December 31, 2019. These one-time transitional costs relate to general and administration activities that will be required as a result of owning and selling the wholly-assets after December 31, 2019.

(5)                   Prior to closing the Asset Sale, the Company will borrow $57.0 million under our Operating Partnership’s revolving credit facility.

(6)                   Amount represents asset management fees that are expected to be incurred as a result of completing the sale subsequent to December 31, 2019.

(7)                   Upon closing of the Asset Sale and as a result of the payment to broker dealers of the remaining distribution fees, each Class T share will automatically convert to one Class A share.

INDUSTRIAL PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Dispositions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$188,114	$(188,114)	$—		$—
Total revenues	188,114	(188,114)	—		—
Operating expenses:
Rental expenses	50,222	(50,222)	—		—
Real estate-related depreciation and amortization	79,239	(79,239)	—		—
General and administrative expenses	7,546	—	(5,120	)(3)	2,426
Asset management fees, related party	18,030	(17,489)	—		541
Total operating expenses	155,037	(146,950)	(5,120)		2,967
Other income (expenses):
Equity in income of unconsolidated joint venture partnerships	1,783	—	—		1,783
Interest expense and other	(39,469)	39,469	—		—
Net gain on disposition of real estate properties	6,083	—	(6,083	)(4)	—
Total other (expenses) income	(31,603)	39,469	(6,083)		1,783
Net income (loss)	1,474	(1,695)	(963)		(1,184)
Net (income) loss attributable to noncontrolling interests	—	—	—		—
Net income (loss) attributable to common stockholders	$1,474	$(1,695)	$(963)		$(1,184)
Weighted-average shares outstanding	177,552				177,552
Net income (loss) per common share - basic and diluted	$0.01				$(0.01)

(1)                     Reflects the Company’s historical consolidated statement of operations for the nine months ended September 30, 2019. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 12, 2019.

(2)                     Represents adjustments to reflect the disposition of all of our wholly-owned properties pursuant to the Asset Sale and subsequent payment of the Special Distribution to the Company’s stockholders, as if such transactions had occurred on January 1, 2016. Amounts reflect the historical operations that are included in the Company’s historical condensed consolidated statement of operations for the nine months ended September 30, 2019.

(3)                     Represents adjustment to reduce general and administrative expenses as a result of selling substantially all of our assets pursuant to the Asset Sale and is derived from the Company’s estimate of general and administrative expenses.

(4)                     Adjustment reflects the elimination of the net gain recorded in the Company’s historical consolidated statement of operations statements. The net gain relates to disposition of real estate properties during the nine months ended September 30, 2019. For purposes of the pro forma information presented above, it is assumed that if those wholly-owned real estate properties had not previously been disposed of they would be included in the Asset Sale.

INDUSTRIAL PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Dispositions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$241,299	$(241,299)	$—		$—
Total revenues	241,299	(241,299)	—		—
Operating expenses:
Rental expenses	63,670	(63,670)	—		—
Real estate-related depreciation and amortization	111,942	(111,942)	—		—
General and administrative expenses	9,557	—	(6,323	)(3)	3,234
Asset management fees, related party	24,852	(24,135)	—		717
Total operating expenses	210,021	(199,747)	(6,323)		3,951
Other income (expenses):
Equity in income of unconsolidated joint venture partnerships	8,736	—	—		8,736
Interest expense and other	(50,401)	50,401	—		—
Net gain on disposition of real estate properties	3,550	—	(3,550	)(4)	—
Total other (expenses) income	(38,115)	50,401	(3,550)		8,736
Net (loss) income	(6,837)	8,849	2,773		4,785
Net loss (income) attributable to noncontrolling interests	—	—	—		—
Net (loss) income attributable to common stockholders	$(6,837)	$8,849	$2,773		$4,785
Weighted-average shares outstanding	176,283				176,283
Net (loss) income per common share - basic and diluted	$(0.04)				$0.03

(1)                     Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2018. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed with the Commission on March 6, 2019.

(2)                     Represents adjustments to reflect the disposition of all of our wholly-owned properties pursuant to the Asset Sale and subsequent payment of the Special Distribution to the Company’s stockholders, as if such transactions had occurred on January 1, 2016. Amounts reflect the historical operations that are included in the Company’s historical condensed consolidated statement of operations for the year ended December 31, 2018.

(3)                     Represents adjustment to reduce general and administrative expenses as a result of selling substantially all of our assets pursuant to the Asset Sale and is derived from the Company’s estimate of general and administrative expenses.

(4)                     Adjustment reflects the elimination of the net gain recorded in the Company’s historical consolidated statement of operations. The net gain relates to disposition of real estate properties during 2018. For purposes of the pro forma information presented above, it is assumed that if those wholly-owned real estate properties had not previously been disposed of they would be included in the Asset Sale.

INDUSTRIAL PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Dispositions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$223,358	$(223,358)	$—		$—
Total revenues	223,358	(223,358)	—		—
Operating expenses:
Rental expenses	58,053	(58,053)	—		—
Real estate-related depreciation and amortization	111,649	(111,649)	—		—
General and administrative expenses	9,191	—	(6,081	)(3)	3,110
Asset management fees, related party	22,470	(21,963)	—		507
Total operating expenses	201,363	(191,665)	(6,081)		3,617
Other income (expenses):
Equity in income of unconsolidated joint venture partnerships	1,479	—	—		1,479
Interest expense and other	(41,750)	41,750	—		—
Net gain on disposition of real estate properties	44	—	(44	)(4)	—
Total other (expenses) income	(40,227)	41,750	(44)		1,479
Net (loss) income	(18,232)	10,057	6,037		(2,138)
Net loss (income) attributable to noncontrolling interests	(85)	—	—		(85)
Net (loss) income attributable to common stockholders	$(18,317)	$10,057	$6,037		$(2,223)
Weighted-average shares outstanding	169,270				169,270
Net (loss) income per common share - basic and diluted	$(0.11)				$(0.01)

(1)                     Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2017. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed with the Commission on March 6, 2019.

(2)                     Represents adjustments to reflect the disposition of all of our wholly-owned properties pursuant to the Asset Sale and subsequent payment of the Special Distribution to the Company’s stockholders, as if such transactions had occurred on January 1, 2016. Amounts reflect the historical operations that are included in the Company’s historical condensed consolidated statement of operations for the year ended December 31, 2017.

(3)                     Represents adjustment to reduce general and administrative expenses as a result of selling substantially all of our assets pursuant to the Asset Sale and is derived from the Company’s estimate of general and administrative expenses.

(4)                     Adjustment reflects the elimination of the net gain recorded in the Company’s historical consolidated statement of operations. The net gain relates to disposition of real estate properties during 2017. For purposes of the pro forma information presented above, it is assumed that if those wholly-owned real estate properties had not previously been disposed of they would be included in the Asset Sale.

INDUSTRIAL PROPERTY TRUST INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(Unaudited)

(in thousands, except per share data)	Company Historical (1)	Dispositions (2)	Pro Forma Adjustments		Consolidated Pro Forma
Revenues:
Rental revenues	$176,289	$(176,289)	$—		$—
Total revenues	176,289	(176,289)	—		—
Operating expenses:
Rental expenses	45,488	(45,488)	—		—
Real estate-related depreciation and amortization	96,629	(96,629)	—		—
General and administrative expenses	7,103	—	(4,699	)(3)	2,404
Asset management fees, related party	17,775	(17,494)	—		281
Acquisition fees, related party	24,489	—	(24,489	)(4)	—
Acquisition expenses	12,420	—	(12,420	)(4)	—
Impairment of real estate property	2,672	—	(2,672	)(5)	—
Total operating expenses	206,576	(159,611)	(44,280)		2,685
Other income (expenses):
Equity in loss of unconsolidated joint venture partnerships	(599)	—	—		(599)
Interest expense and other	(28,726)	28,726	—		—
Net gain on disposition of real estate properties	1,428	—	(1,428	)(5)	—
Total other (expenses) income	(27,897)	28,726	(1,428)		(599)
Total expenses before expense support	234,473	(188,337)	(42,852)		3,284
Total expense support repayment to Advisor	(5,111)	—	—		(5,111)
Net expenses after expense repayment	239,584	(188,337)	(42,852)		8,395
Net (loss) income	(63,295)	12,048	42,852		(8,395)
Net loss (income) attributable to noncontrolling interests	(31)	—	—		(31)
Net (loss) income attributable to common stockholders	$(63,326)	$12,048	$42,852		$(8,426)
Weighted-average shares outstanding	133,524				133,524
Net (loss) income per common share - basic and diluted	$(0.47)				$(0.06)

(1)                     Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2016. Refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed with the Commission on March 6, 2019.

(2)                     Represents adjustments to reflect the disposition of all of our wholly-owned properties pursuant to the Asset Sale and subsequent payment of the Special Distribution to the Company’s stockholders, as if such transactions had occurred on January 1, 2016. Amounts reflect the historical operations that are included in the Company’s historical condensed consolidated statement of operations for the year ended December 31, 2016.

(3)                     Represents adjustment to reduce general and administrative expenses as a result of selling substantially all of our assets pursuant to the Asset Sale and is derived from the Company’s estimate of general and administrative expenses.

(4)                     Adjustment reflects the elimination of acquisition fees and expenses recorded in the Company’s historical consolidated statement of operations. The acquisition fees and expenses incurred relate to properties that were acquired during 2016. For purposes of the pro forma information presented above, it is assumed that these fees and expenses were incurred prior to January 1, 2016.

(5)                     Adjustment reflects the elimination of the impairment and net gain recorded in the Company’s historical consolidated statement of operations. The impairment and net gain relates to disposition of real estate properties during 2016. For purposes of the pro forma information presented above, it is assumed that if those wholly-owned real estate properties had not previously been disposed of they would be included in the Asset Sale.